UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 24, 2014

Commission File Number: 1-14222

SUBURBAN PROPANE PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	22-3410353
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

240 Route 10 West

Whippany, New Jersey 07981

(973) 887-5300

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	REGULATION FD DISCLOSURE

ITEM 8.01.	OTHER EVENTS

On July 24, 2014, Suburban Propane Partners, L.P. issued a press release (the “Press Release”) announcing its Fiscal 2014 Third Quarter Results Conference Call. A copy of the Press Release has been furnished as Exhibit 99.1 to this Current Report.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

99.1	Press Release of Suburban Propane Partners, L.P. dated July 24, 2014, announcing the Fiscal 2014 Third Quarter Results Conference Call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 24, 2014	SUBURBAN PROPANE PARTNERS, L.P.

	By:	/s/ MICHAEL A. KUGLIN
	Name:	Michael A. Kuglin
	Title:	Vice President – Finance & Chief Accounting Officer

EXHIBITS

Exhibit No.	Exhibit

99.1	Press Release of Suburban Propane Partners, L.P. dated July 24, 2014, announcing the Fiscal 2014 Third Quarter Results Conference Call.